                                                                    EXHIBIT 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


       In connection with the Riviana Foods Inc. (the "Company") Quarterly Report on Form 10-Q for the first quarter ended September 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, E. Wayne Ray, Jr., Vice President, Chief Financial Officer and Treasurer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

       1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  November 5, 2003            By:   /s/ E. Wayne Ray, Jr.
                                         ---------------------
                                         E. Wayne Ray, Jr.
                                         Vice President, Chief Financial
                                         Officer and Treasurer